Sub-Item 77Q1(a)

Amended Schedule B, dated February 19, 2015, to the Declaration of Trust dated November 5, 2004
(as amended February 15, 2005 and May 14, 2014).  Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on
February 26, 2015 (Accession No. 0001193125-15-065302).